                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY
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                         REGISTRATION RIGHTS AGREEMENT


                           Dated as of July 23, 1996


                                 by and between


                           CALCOMP TECHNOLOGY, INC.,
                             a Delaware corporation
                                (the "Company")


                                      and


                          LOCKHEED MARTIN CORPORATION,
                             a Maryland corporation
                              (the "Stockholder")



================================================================================

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 23rd day of July, 1996, by and between CALCOMP TECHNOLOGY, INC., a Delaware corporation (the "Company") and LOCKHEED MARTIN CORPORATION, a Maryland corporation (the "Stockholder").

     WHEREAS, pursuant to Sections 5.2(e) and 6.2 of the Plan of Reorganization and Agreement for the Exchange of Stock of CalComp Inc. for Stock of Summagraphics Corporation dated as of the 19th day of March, 1996, as amended, by and among the Stockholder, CalComp Inc., a California corporation ("CalComp"), and Summagraphics Corporation ("Summagraphics") (the "Reorganization Agreement"), Summagraphics and the Stockholder agreed to execute and deliver this Agreement at the closing (the "Closing") of the transactions contemplated by the Reorganization Agreement;

     WHEREAS, pursuant to the Reorganization Agreement, Summagraphics agreed to issue and deliver to the Stockholder shares of Summagraphics Common Stock, par value $.01 per share (the "Common Stock"), representing 89.7% of its issued and outstanding shares of capital stock, on a fully diluted basis, in exchange for the transfer and delivery of all of the issued and outstanding capital stock of CalComp to the Company, all pursuant to and in accordance with the terms of the Reorganization Agreement; and

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Closing has occurred.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholder agree as follows:

     1.   Certain Definitions.  (a) Capitalized terms used but not otherwise
          -------------------
defined herein shall have the meaning given them in the Reorganization
Agreement.

          (b) As used in this Agreement, the following terms shall have the following meanings:

              "Assignee" shall mean a Person who purchases shares of Common Stock from the Stockholder (or another Assignee) other than in a registered distribution, but only to the extent that the Stockholder specifically and in writing assigns its rights and benefits under this Agreement to such purchaser in respect of the shares of Common Stock purchased from the Stockholder and only if the Person agrees in writing to be bound by the terms and conditions of this Agreement.

              "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency administering the Securities Act.

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

              "Person" shall mean any individual, corporation, unincorporated association, business trust, estate, partnership, limited liability company, limited liability partnership, trust, state, the United States or any other entity.

              "Registrable Securities" shall mean all shares of Common Stock or all shares of Common Stock issued in exchange for or in replacement thereof or upon the exercise or conversion of any right or security, now or hereafter owned, directly or indirectly, by the Stockholder.

              "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

     2.   Piggy-back Registration Rights.
          ------------------------------

          (a) In the case of any proposed registration of shares of capital stock or other securities of the Company under the Securities Act (except with respect to registration statements on Forms S-4 or S-8 or successor forms) on any form that also would be eligible for use by the Stockholder or any Assignees in respect of the Registrable Securities, the Company will give to the Stockholder and the Assignees at least 30 days prior written notice of the filing or proposed filing of the registration statement.

          (b) Subject to the provisions of Section 2(c), each of the Stockholder and Assignees shall have the right to elect within 20 days after receipt of such notice to elect to include in such registration statement all or any part of the Registrable Securities, which election shall be made by written notice to the Company within such 20-day period specifying the number of Registrable Securities that the Stockholder desires to so include.

          (c) In the case of an underwritten public offering, if the managing underwriter participating in the sale and distribution of the Company's securities covered by such registration statement advises the Company in good faith that marketing factors require the exclusion of some or all of the Registrable Securities which the Stockholder or any Assignee has requested be included in such registration statement, then the Company shall be obligated to include in the registration statement only such aggregate number of Registrable Securities (the "Permissible Shares") as the managing underwriter shall in good faith advise the Company may be included in the offering. If the aggregate number of Registrable Securities that the Stockholder and the Assignees shall have requested be included in such registration statement together with the number of shares requested to be included therein by other holders of Common Stock having registration rights as of the date of this Agreement (the "Other Holders") exceeds the number of Permissible Shares, then each of the Stockholder and Assignees, at its option, shall be entitled to withdraw its election to include all or a portion of the Registrable Securities in such registration statement and the Stockholder and Assignees who elect not to withdraw their election to include all or a portion of the Registrable Securities in such registration statement shall have the number of Registrable Securities that they are entitled to include in the registration statement reduced pro rata based upon the number of Registrable Securities each such Stockholder or Assignee initially requested be included in the registration statement together with all shares of Common Stock requested to be registered by Other Holders such that the total number of Registrable Securities to be included on behalf of the Stockholder, Assignees and Other Holders does not exceed the Permissible Shares.

          (d) Except for those registration rights set forth on Schedule 2(d) attached hereto, the Company represents and warrants to the Stockholder and the Assignees that, except as provided in this Agreement, the Company has not granted to any stockholder, holder of warrants or options for the purchase of shares of capital stock or any other Person any "piggy-back," demand or other registration rights with respect to any shares of capital stock or other securities of the Company. The Company agrees that it will not until such time as the Stockholder and Assignees no longer own Registrable Securities with an aggregate market value of at least $25,000,000 determined on the basis of the average of the high and low trading prices of the Company's Common Stock on the five trading days immediately preceding such determination, without the prior written consent of the Stockholder, hereafter grant to any Person "piggy-back," demand or other registration rights with respect to any shares of capital stock or other securities of the Company.

          (e) The Company shall be obligated to afford the Stockholder and Assignees the right to participate in each and every such registration taking place in accordance with the provisions of this Section 2 until the aggregate number of Registerable Securities then owned by the Stockholder and Assignees may be sold pursuant to Rule 144 in a single market transaction without registration under the Securities Act. Notwithstanding anything contained herein to the contrary, the Company agrees that it will not permit or agree to be included in any registration statement any shares of capital stock or other securities of the Company held by any Person (other than a Stockholder, any Assignee or any Other Holder having contractual rights to include shares therein as of the date hereof) until all outstanding Registrable Securities have been included in registration statements and sold, unless, in the case of each such registration, the Stockholder and Assignees first shall have been offered, and declined, the opportunity to include all of the Registrable Securities in a registration statement filed with and declared effective by the Commission under the Securities Act.

     3.   Demand Registration Rights.  (a) Subject to the provisions of
          --------------------------
Section 3(b) below, the Company covenants and agrees that, at any time after the date of this Agreement and from time to time thereafter, upon receipt of a written request therefor from the Stockholder (or Assignees owning in the aggregate at least 25% of the Common Stock issued to the Stockholder on the date hereof), the Company shall, as promptly as is reasonably practicable, use its best efforts to file a registration statement to register under the Securities Act for sale to the public all or a portion of the Registrable Securities, and thereafter use its best efforts to file such amendment or amendments as may be necessary to cause the registration statement to be declared effective; provided, however, that the Company shall have no obligation under this Section 3 to register Registrable Securities on behalf of any of the Stockholder or Assignees unless the reasonably anticipated aggregate offering price to the public of such Registrable Securities, as stated by the Stockholder and Assignees requesting registration in their written request therefor, equals or exceeds $15,000,000, and provided further that the Company shall not be required to file more than three registration statements pursuant to this Section 3 on a form other than Form S-3 and in no event shall be required to file more than four registration statements pursuant to this Section 3. The rights granted under this Section 3 may be exercised by the Stockholder no more often than once in any six month period. The demand registration rights granted by this Section 3 will terminate when the aggregate number of Registerable Securities then owned by the Stockholder and Assignees may be sold under Rule 144 in a single market transaction without registration under the Securities Act.

          (b) With respect to any registration statement filed, or to be filed, pursuant to this Section 3, if CalComp Technology shall furnish to the Stockholders and Assignees that have made such request a resolution of the Board of Directors of CalComp Technology (adopted by the affirmative vote of a majority of the Board of Directors of CalComp Technology) certified by the President of CalComp Technology stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond CalComp Technology's reasonable control of any required financial statements, or any other event or condition of similar significance to CalComp Technology) be significantly disadvantageous (a "Disadvantageous Condition") to CalComp Technology for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, CalComp Technology may cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which CalComp Technology shall promptly deliver to the Stockholder and Assignees). Upon receipt of any such notice of a Disadvantageous Condition, the Stockholder and Assignees shall forthwith discontinue use of the prospectus contained in registration statement and, if so directed by CalComp Technology, the Stockholder and Assignees will deliver to CalComp Technology all copies, other than permanent file copies then in such Stockholder or Assignees' possession, of the prospectus then covering such Registerable Securities current at the time of receipt of such notice; provided, that the filing of any such registration statement may not be delayed for a period in excess of six months due to the occurrence of any particular Disadvantageous Condition.

     4.   Company's Registration Obligations.  If and whenever the Company
          ----------------------------------
is obligated by the provisions of this Agreement to effect the registration of any Registrable Securities under the Securities Act, the Company will, as promptly as is reasonably practicable:

          (a) Notify in writing each of the Stockholder and Assignees who have not requested registration of their Registrable Securities of the receipt by the Company of a request from another Stockholder or Assignee to register Registrable Securities so as to afford the Stockholder and Assignees who have not requested registration an opportunity to include their Registrable Securities in any such registration statement;

          (b) Prepare and file with the Commission a registration statement with respect to the shares and use its best efforts to cause the registration statement to become and remain effective for a period of at least 90 days.

          (c) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective until the earlier of the sale of all shares covered thereby and the expiration of a period of 90 days after the date the registration statement became effective, and use its best efforts to comply with the provisions of the Securities Act with respect to the disposition of all rights to purchase securities covered by the registration statement.

          (d) Furnish to the Stockholder or its Assignees for whom the same are registered or are to be registered such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Stockholder or the Assignees, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (e) Use its best efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or blue sky laws of such jurisdictions as such Stockholders or its Assignees shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition of the Registrable Securities in such jurisdictions; provided; however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or to consent to general service of process or subject itself to taxation as doing business in any such jurisdiction.

          (f) Furnish to Stockholders or its Assignees who account for at least 25% of the Registrable Securities covered by such registration statement, and use its best efforts to furnish to each other holder of the Registrable Securities covered thereby, at the time of disposition a signed counterpart, addressed to such Stockholder or Assignee, of an opinion of counsel for the Company reasonably acceptable to the Stockholder or its Assignees, as the case may be, covering substantially the same matters as are customarily covered in opinions of issuer's counsel in underwritten public offerings of securities of issuers in similar industries.

          (g) Notify the Stockholder or its Assignees, as the case may be, whose Registrable Securities are covered in such registration statement promptly after the Company shall receive notice that any registration statement, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, or any stop order with respect thereto has been issued .

          (h) The inclusion of Registrable Securities in a registration statement involving an underwritten public offering shall be upon the condition that, except as otherwise provided in this Agreement, the Stockholder or its Assignees shall have their Registrable Securities sold through the underwriters on the same terms and conditions as are applicable to the Company.

     5.   Expenses of Registration.  The costs and expenses (other than
          ------------------------
underwriting discounts or commissions or similar payments) of all registrations and qualifications under the Securities Act and applicable state securities or blue sky laws, and of all other actions, that the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incidental to or required by any such registration, and fees and disbursements of counsel and independent public accountants for the Company); provided, however, that the Stockholder or its Assignees, as the case may be, shall pay the fees and disbursements of their respective legal counsel, and transfer taxes, if any, on Registrable Securities sold by the holders thereof. Notwithstanding the foregoing if the Stockholder or any Assignees elect to participate in a "piggy-back registration" pursuant to Section 2 of this Agreement, the Stockholder shall pay their proportionate share of the Security and Exchange Commission's registration fees associated with the shares attributable to the Stockholder or the respective Assignee in connection with the filing of the Registration Statement. In addition, in the event that the Stockholder or an Assignee exercises the registration rights granted pursuant to Section 3 of this Agreement, and the Company and other securityholders do not participate in the registration or offering, each of the Stockholder and the Assignees shall pay their proportionate share based upon the aggregate number of shares which the Stockholder and the Assignees elect to register of the costs and expenses of registration and qualification under the Securities Act and applicable state securities or blue sky laws (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incidental to or required by such registration) other than any fees and disbursements of counsel and independent public accountants for the Company.

     6.   Stockholder's Registration Obligations.  In the event a Stockholder
          --------------------------------------
or an Assignee desires to include any Registrable Securities in any registration statement pursuant to this Agreement, the Stockholder or the Assignee shall:

          (a) cooperate with the Company in preparing such registration statement, and execute such ordinary and customary agreements in a form reasonably acceptable to the Company and the underwriter as may be reasonably necessary in favor of any underwriter selected by the Company, including those contemplated by Section 8(b); and

          (b) promptly supply the Company with all information, documents, representations and agreements as the Company or any managing underwriter may reasonably deem necessary in connection with the registration of such Registrable Securities.

In connection with any registration involving an underwritten public offering by the Company, the Stockholder or Assignee, as the case may be, shall agree, if requested by the managing underwriter, not to effect or cause to be effected any sale or other disposition of shares or Registrable Securities not included in the registration statement for a period beginning seven days prior to the effective date and ending 180 days after the effective date of the registration statement without the managing underwriters' consent.

     7.   Indemnification.
          ---------------

          (a) In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will:

              (i) indemnify and hold harmless the Stockholder and any Assignee whose Registrable Securities are being so registered or offered, and each Person, if any, who controls any of the Stockholder or any such Assignee within the meaning of the Securities Act, against any losses, claims, damages, expense (including, without limitation, reasonable attorneys' fees and disbursements), or liabilities (or actions in respect thereof) under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any summary prospectus or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of law with respect thereto, and

              (ii) reimburse the Stockholder or such Assignee and each such controlling Person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, summary prospectus, final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished by the Stockholder or such Assignee, as the case may be, expressly for inclusion therein; provided, further that the Company shall not be liable to any indemnified party who participates as an underwriter in the offering or sale of Registrable Securities or to any other indemnified party, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action in respect thereof), or expense arises out of such indemnified party's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in full in such final prospectus.

          (b) In the event of any registration of any Registrable Securities, the Stockholder or the Assignee whose shares are included in the registration statement, as the case may be, shall:

              (i) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, expense (including, without limitation, reasonable attorneys' fees and disbursements) or liabilities (or actions in respect thereof) to which the Company or any such director, officer or controlling Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, expense or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement, summary prospectus, final prospectus, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, summary prospectus, final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished by the Stockholder or such Assignee, as the case may be, and accompanied by an express written consent that such information may be included therein, and

              (ii) reimburse any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, but only in the circumstances and to the extent aforesaid;

          (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholder and their Assignees on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Stockholder and its Assignees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or by the Stockholder and its Assignees on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(e), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

              The Company and the Stockholder (on behalf of themselves and their Assignees) agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have under this Section 7 or otherwise.

          (e) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. In the event the indemnifying party gives notice to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof subsequent to the date of such notice other than reasonable costs of investigation; provided, however, that if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties (and the indemnifying party or parties shall bear the reasonable legal and other expenses incurred in connection therewith). No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of a release and indemnity from all liability in respect of such claim or litigation and a denial of fault. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the prior consent of such indemnifying party.

     8.   Agreements as to Underwriters.  If the offering pursuant to any
          -----------------------------
registration statement provided for under this Agreement is made through underwriters, (a) the Company agrees to enter into an underwriting agreement in customary form with the underwriters and to indemnify such underwriters, and each Person who controls the underwriters within the meaning of the Securities Act, to the same extent as provided in Section 7(a) with respect to the indemnification of the Stockholder or its Assignees, and (b) the Stockholder or its Assignees agree to provide similar indemnities as part of their obligations in Section 6(a).

     9.   Indemnity for Breaches.  The Company agrees to indemnify and hold
          ----------------------
harmless the Stockholder and any Assignee hereunder at all times from and after the date of this Agreement, against and in respect of the following: (i) any losses, liabilities, costs, expenses or damages to the Stockholder or any such Assignee resulting from any breach of a representation or warranty or nonfulfillment of any agreement or covenant on the part of the Company under this Agreement, and (ii) all suits, actions, proceedings, demands, assessments, judgments, costs, attorneys' fees and expenses incident to any of the foregoing. Each of the Stockholder and Assignees agrees to indemnify and hold harmless the Company at all times from and after the date of this Agreement, against and in respect of the following: (i) any losses, liabilities, costs, expenses or damages to the Company resulting from any breach of a representation or warranty or nonfulfillment of any agreement or covenant on the part of the Stockholder under this Agreement, and (ii) all suits, actions, proceedings, demands, assessments, judgments, costs, attorneys' fees and expenses incident to any of the foregoing.

     10.  Equitable Relief.  The parties agree that legal remedies may be
          ----------------
inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

     11.  Notices.  All notices and other communications give to or made upon
          -------
any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and shall be sent by telecopy (with receipt confirmed) by registered or certified mail or delivered by hand, addressed as follows:

          (a) If to the Company:

              CalComp Technology, Inc.
              2411 W. LaPalma Avenue
              Anaheim, California  92801
              Attention:  Gary R. Long, President
              Telecopy:  714-821-2074

              and

          (b) If to the Stockholder

              Lockheed Martin Corporation
              6801 Rockledge Drive
              Bethesda, Maryland  20817
              Attention:  Stephen M. Piper, Esquire
              Telecopy:  301-897-6333
              with a copy to

              Lockheed Martin Information
              & Technology Services
              6801 Rockledge Drive
              Bethesda, Maryland 20817
              Attention:  General Counsel
               Telecopy:  301-897-8889

              and

          (c) If to an Assignee, to such address as such Assignee provides to the Company and the Stockholder in connection with the acquisition of shares of Common Stock pursuant to which the Assignee becomes so, or to such other address as any party shall specify in writing to the other party. All such notices and other communications shall be deemed given at the time received.

     12.  Amendments.  No change or modification of this Agreement shall be
          ----------
valid unless the same shall be in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing, making express reference to this Agreement, and signed by the Person against whom enforcement of such waiver is sought. The failure of any party at any time to insist upon strict performance of or compliance with any provision of this Agreement shall not constitute a waiver of any right of such party hereunder or as a waiver or relinquishment of the right to insist upon strict performance of the same provision at any future time.

     13.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware without regard to the conflict of law principles thereof.

     14.  Benefit and Binding Effect.  This Agreement shall be binding upon and
          --------------------------
shall inure to the benefit of the parties hereto and their respective successors and, in the case of any of the Stockholder, its permitted assigns. The Company and the Stockholder expressly agree that the Stockholder shall be entitled to assign from time to time its rights hereunder (in respect of all or any portion of the Registrable Securities) to any purchaser of any of the Registrable Securities in accordance with the terms hereof and applicable law, provided that no more than four unaffiliated persons may become Assignees hereunder. In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portion were not a part hereof.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16.  Rules of Construction.  Whenever used herein, the singular number
          ---------------------
shall include the plural, or plural the singular and the use of the masculine, feminine or neuter gender shall include all genders. The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants." Whenever used herein, the word "or" is used in the inclusive rather than the exclusive sense. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the provisions hereof.

     17.  Term.  The provisions of Sections 5, 7 and 9 of this Agreement shall
          ----
survive any termination of this Agreement.

     IN WITNESS WHEREOF, the Company and the Stockholder have executed this Agreement as of the day and year first above written.


ATTEST:                               CALCOMP TECHNOLOGY, INC.


/s/ ROBERT B. SIMS                    By:/s/ MICHAEL S. BENNETT
------------------                       ----------------------
Robert B. Sims                           Michael S. Bennett
Secretary                                President and Chief Executive
                                          Officer


ATTEST:                               LOCKHEED MARTIN CORPORATION


/s/ LILLIAN M. TRIPPETT               By:/s/ PETER B. TEETS
-----------------------                  ------------------
Lillian M. Trippett                      Peter B. Teets
Secretary                                President - Lockheed Martin
                                           Information & Technology
                                           Services Sector

                                                                   SCHEDULE 2(d)
                                                                   -------------

                 Piggy-Back, Demand, Other Registration Rights
                 ---------------------------------------------

                                      -15-